Employee Benefit Plans	6 Months Ended
Jun. 30, 2026
Employee Benefit Plans [Abstract]
Employee benefit plans

Note 29. Employee benefit plans

Defined benefit post-retirement plan

The Group maintains defined benefit pension plans covering employees in Switzerland and France. These include plans maintained by WISeKey SA, WISeKey International Holding Ltd., SEALSQ Corp, Wecan and Miraex SA for employees in Switzerland, and plans maintained by SEALSQ France SAS and IC’Alps SAS for employees in France.

All plans are accounted for as defined benefit plans in accordance with ASC 715 Compensation – Retirement Benefits. This model allocates pension costs over the service period of employees in the plan. The underlying principle is that employees render services ratably over this period, and therefore, the income statement effects of pensions should follow a similar pattern.

ASC 715 requires recognition of the funded status or difference between the fair value of plan assets and the projected benefit obligations of the pension plan on the balance sheet, with a corresponding adjustment recorded in the net loss. If the projected benefit obligation exceeds the fair value of the plan assets, then that difference or unfunded status represents the pension liability.

The Group recorded net service cost as an operating expense and other components of defined benefit plans as a non-operating expense in the statement of comprehensive loss.

The liabilities and annual income or expense of the pension plan are determined using methodologies that involve several actuarial assumptions, the most significant of which are the discount rate and the long-term rate of asset return (based on the market-related value of assets). The fair value of plan assets is determined based on prevailing market prices.

The defined benefit pension plan maintained by SEALSQ France SAS and IC’Alps SAS, and their obligations to employees in terms of retirement benefits, is limited to a lump sum payment based on remuneration and length of service, determined for each employee. The plan is not funded, which means that there are no plan assets.

The pension liability calculated as of June 30, 2026, for WISeKey SA, WISeKey International Holding Ltd., SEALSQ Corp, SEALSQ France SAS and IC’Alps SAS is based on annual personnel costs and assumptions as of December 31, 2025. The pension liability calculated as of June 30, 2026 for Wecan and Miraex SA is based on annual personnel costs and assumptions as of May 31, 2026.

The expected future cash flows to be paid by the Group for employer contribution for the year ended December 31, 2026 are approximately USD 278,000.

Movement in Funded Status	Unaudited 6 months ended June 30,
USD’000	2026	2025
Net service cost	332	140
Interest cost / (credit)	127	78
Expected return on assets	(262)	(172)
Amortization on net (gain) / loss	58	47
Amortization on prior service cost / (credit)	79	51
CTA	4	(3)
Total net periodic benefit cost / (credit)	338	141

Employer contributions paid in the period	(278)	(121)
Total Cashflow	(278)	(121)

All of the assets are held under the collective contract by the plan’s re-insurer company and are invested in a mix of Swiss and International bond and equity securities. In line with ASC 820’s three-tier fair value hierarchy, pension assets belong to the fair value level 2.